SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

eRXSYS, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                                000-33165              98-0233878
(State or other                                                                        (Commission File Number)                                        (IRS Employer
jurisdiction of incorporation)                 Identification Number)

18021 Sky Park Circle, Suite G2
Irvine, California                                                                           92614-6570
(Address of principal executive offices)                                                                                 (Zip Code)

Registrant’s telephone number, including area code (949) 222-9971

18662 MacArthur Blvd, Suite #200-15
Irvine, California                                                                                                                                                                           92612
(Former name or former address,                                                                                                                                               (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2005, we entered into a Termination and Settlement Agreement with Mr. David Parker. Mr. Parker resigned from his position as our Chief Executive Officer, Chief Financial Officer, and as a member of our board of directors effectively immediately. Under the terms of this agreement, Mr. Parker agreed to return to the corporate treasury 5,400,000 shares of our common stock. Mr. Parker did not have any disagreement with us relating to our operations, policies, or practices.

Also on February 1, 2005, we entered into a Settlement Agreement with Ron Folse, our former Executive Vice President. Under the terms of this agreement, Mr. Folse agreed to return to the corporate treasury 429,353 shares of our common stock. Mr. Folse did not have any disagreement with us relating to our operations, policies, or practices.

On February 1, 2005, we entered into a Termination and Settlement Agreement with Mr. A.J. LaSota. Mr. LaSota resigned from his position as our President and as a member of our board of directors effectively immediately. Under the terms of this agreement, Mr. LaSota agreed to return to the corporate treasury 684,861 shares of our common stock. Mr. LaSota did not have any disagreement with us relating to our operations, policies, or practices.

On February 3, 2005, our board of directors appointed Mr. Robert Delvecchio to serve as Chief Executive Officer. Since 1995, Mr. Delvecchio has acted as Chief Executive Officer and President of Brockington Securities, Inc. (“Brockington”), a broker-dealer who is a member of the National Association of Securities Dealers.

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All transactions with us during the last two years that Mr. Delvecchio had a material direct or indirect interest in are set forth below.

On January 26, 2004, we entered into an agreement with Brockington to act as our financial advisor, investment banker, and placement agent. Pursuant to this agreement, Brockington received 500,000 shares of our common stock. On June 18, 2004, our board of directors approved an extension for an additional term of 18 months to the agreement entered into with Brockington. Pursuant to the terms of this extension, Brockington received 150,000 shares of our common stock and 350,000 warrants to purchase 350,000 shares of our common stock exercisable for a period of five (5) years from the date of issuance at the exercise price of $0.60 per share.

On June 17, 2004, we completed an exempt offering to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act and Brockington acted as placement agent for this offering. Upon closing of this offering, Brockington received a commission of $295,670 and expenses in the amount of $8,000.

On or about December 21, 2004, we received a loan from Robert James, Inc. (the “Lender”), a company under the control of Mr. Delvecchio, evidenced by a promissory note (“Note”) for the purpose of purchasing inventory for our pharmacies. This Note is for a maximum of $150,000 and matures on the earlier of March 6, 2005 or the date that we are able to consummate an accounts receivable factoring arrangement for our working capital. The outstanding principal amount of this Note bears interest at a rate of three percent (3%) per month. In consideration of this Note, we agreed to pay the Lender an administrative fee of $1,500 and a financing fee of $2,100. In addition to these fees, we agreed to pay the Lender by the fifth day of every month from January 2005 until the principal amount is repaid an administrative fee of $1,875 and a financing fee of $2,675.

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

10.1     Termination and Settlement Agreement between eRXSYS, Inc. and David Parker
10.2     Settlement Agreement between eRXSYS, Inc. and Ronald Folse
10.3     Termination and Settlement Agreement between eRXSYS, Inc. and A.J. LaSota

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRXSYS, INC.

/s/ Robert Delvecchio
Robert Delvecchio, Chief Executive Officer

Date: February 7, 2005

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